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                                   EXHIBIT A

                            INDEX SERIES OF THE TRUST

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INDEX SERIES                                                                      EFFECTIVE DATE
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
First Trust Dow Jones STOXX(R) European Select Dividend Index Fund                  08/23/2007
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First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund               08/23/2007
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First Trust Dow Jones Global Select Dividend Index Fund                             11/20/2007
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First Trust Europe Select AlphaDEX(TM) Fund
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First Trust Japan Select AlphaDEX(TM) Fund
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First Trust Global IPO Index Fund
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First Trust ISE Global Wind Energy Index Fund                                       06/13/2008
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First Trust ISE Global Engineering and Construction Index Fund                      10/09/2008
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First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund            11/05/2009
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First Trust ISE Global Copper Index Fund                                            03/05/2010
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First Trust ISE Global Platinum Index Fund                                          03/05/2010
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First Trust BICK Index Fund                                                         03/31/2010
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